EXHIBIT 4.1

(IF AN ORIGINAL ISSUE, PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB.)

CERTIFICATE NUMBER

FOR SHARES

DATED *** 20**

ISSUED TO **SPECIMEN**

FROM WHOM TRANSFERRED

DATED

NUMBER ORIGINAL CERTIFICATE

NUMBER ORIGINAL SHARES

NUMBER OF SHARES TRANSFERRED

RE-ISSUED IN CERTIFICATE NO.

RECEIVED CE. CATE NO.

FOR SHARES

DATED

NUMBER ***

SHARES ***

The State of Delaware

AARX, Inc.

This Certifies that **SPECIMEN** is the owner of

****** fully paid and non-assessable shares

without par value of

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated ***, 20**

SEE REVERSE FOR CERTAIN DEFINITIONS

SECRETARY

PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian

TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
under Uniform Gifts to Minors
JT TEN	—	As joint tenants with right of survivorship and not as tenants in common
Act

(State)

Additional abbreviations may also be used though not in the above list.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

For value Received __ hereby sell assign and transform to
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS OF ASSIGNEE

of the Shares represented by the within certificate and do hereby irrevocably constitute and appoint.

Attorney to transfer the Shares on the Books of the within named Company with full power of substitution in the premises.

Dated ,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE AT THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION ENLARGEMENT OR ANY CHANGE WHATEVER.